UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2024

CANDEL THERAPEUTICS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40629	52-2214851
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Kendrick St., Suite 450 Needham, MA		02494
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 916-5445

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CADL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced in the Current Report on Form 8-K filed by Candel Therapeutics, Inc. (the “Company”) on December 15, 2023, Jason A. Amello resigned from his position as the Chief Financial Officer, principal financial officer and principal accounting officer of the Company, effective January 12, 2024, to pursue another opportunity.

On January 12, 2024, the board of directors of the Company (the “Board”) unanimously appointed Charles Schoch as the Company’s interim Chief Financial Officer, principal financial officer and principal accounting officer, effective January 12, 2024.

Mr. Schoch, age 39, has served as the Company’s Vice President of Finance and Corporate Controller since March 2023. Mr. Schoch joined the Company in November 2021 and has served in various financial reporting and accounting positions of increasing responsibility. Prior to joining the Company, Mr. Schoch was the Corporate Controller at Corbus Pharmaceuticals from September 2020 to November 2021 and previously worked in the Health Industry assurance practice of PricewaterhouseCoopers from September 2013 to August 2020. Mr. Schoch holds an M.B.A. and M.S.A. from Northeastern University and a B.S. in Business Administration with a concentration in Finance from Elon University. Mr. Schoch is a Certified Public Accountant in the Commonwealth of Massachusetts.

In connection with Mr. Schoch’s appointment as interim Chief Financial Officer, Mr. Schoch’s annual base salary has been increased to $325,000, effective January 12, 2024 until Mr. Schoch ceases to serve as interim Chief Financial Officer.

There is no arrangement or understanding between Mr. Schoch and any other person pursuant to which Mr. Schoch was selected as an officer. There are no family relationships between Mr. Schoch and any of the Company’s directors or executive officers. Mr. Schoch has not had an interest in any transaction since the beginning of the Company’s last fiscal year, or any currently proposed transaction, that requires disclosure pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Candel Therapeutics, Inc.

Date: January 12, 2024	By:	/s/ Paul Peter Tak
Paul Peter Tak, M.D., Ph.D., FMedSci
President and Chief Executive Officer